EXCHANGE TRADED CONCEPTS TRUST
(the “Trust”)

Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF
(the “Funds”)

Supplement dated April 6, 2015 to each Fund’s Currently Effective
Prospectus, Summary Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus, Summary Prospectus, and Statement of Additional Information for each Fund and should be read in conjunction with those documents.

A joint special meeting of the shareholders of each series of the Trust, including the Funds, and Exchange Traded Concepts Trust II will be held on May 12, 2015.  At the meeting, shareholders of record of the Funds at the close of business on March 27, 2015 (the “Record Date”) will be asked to consider and vote on the following proposals relating to the Funds:

(1)	the approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Exchange Traded Concepts, LLC, the Funds’ investment adviser (the “Adviser”);

(2)	the approval of a new sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC;

(3)	the approval of a new sub-advisory agreement between the Adviser and Penserra Capital Management LLC; and

(4)	the election of Timothy J. Jacoby as a Trustee of the Trust.

Shareholders of the Funds will experience no increase in fees as a result of the proposals being approved.  Shareholders of record as of the Record Date will receive proxy materials describing the details of the proposals in advance of the meeting.

Please call 1-855-YES-YETF for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.